                                    COLONIAL
                             TAX-EXEMPT INSURED FUND

                               [GRAPHIC OMITTED]

                                SEMIANNUAL REPORT
                                  MAY 31, 1997

                            NOT FDIC- |  MAY LOSE VALUE
                            INSURED   | NO BANK GUARANTEE

                   COLONIAL TAX-EXEMPT INSURED FUND HIGHLIGHTS
                         DECEMBER 1, 1996 - MAY 31, 1997

INVESTMENT OBJECTIVE: Colonial Tax-Exempt Insured Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in insured municipal bonds.

THE FUND IS DESIGNED TO OFFER:

  |X|  High monthly tax-free income
  |X|  Long-term appreciation
  |X|  Diversification

PORTFOLIO MANAGER COMMENTARY: "Fluctuating interest rates created a challenging investment environment. However, the Fund maintained competitive performance by investing selectively in good quality bonds in 'out of favor' sectors."
                                                               -- William Loring

                  COLONIAL TAX-EXEMPT INSURED FUND PERFORMANCE

                                                      CLASS A           CLASS B
Inception dates                                       11/20/85          5/5/92
-------------------------------------------------------------------------------
6-month distributions declared per share 1             $0.200           $0.170
-------------------------------------------------------------------------------
SEC yields on 5/31/97 2                                4.22%            3.68%
-------------------------------------------------------------------------------
Taxable-equivalent SEC yields 3                        6.99%            6.09%
-------------------------------------------------------------------------------
Six-month total returns, assuming reinvestment         0.75%            0.38%
of all distributions and no sales charge
or contingent deferred sales charge (CDSC)
Net asset value per share on 5/31/97                   $8.19            $8.19

1 A portion of the Fund's income may be subject to the alternative minimum tax.

2 The 30-day SEC yields on May 31, 1997, reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period.

3 Taxable-equivalent SEC yields are based on the maximum federal income tax rate of 39.6%.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

                       MATURITY BREAKDOWN (as of 5/31/97)
-------------------------------------------------------------------------------

1 - 3 years ..................1.2%        15 - 20 years ...............32.2%
3 - 5 years ..................8.9%        20 - 25 years ...............23.3%
5 - 7 years ..................0.5%        25+ years ...................12.2%
7 - 10 years .................2.4%        Cash and equivalents .........2.8%
10 - 15 years ...............16.5%

Maturity breakdown is calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these maturity weightings in the future.

                               PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

[Photo of Harold W. Cogger]

I am pleased to present the semiannual report for Colonial Tax-Exempt Insured Fund. This report reflects on the investment environment for the six months ended May 31, 1997.

The economy continued to grow at a healthy pace during the past six months. A firm job market buoyed consumer confidence, resulting in strong retail, auto and housing sales. The strength of the economy during the first quarter of 1997 led the Federal Reserve Board to raise short-term interest rates in March for the first time in two years. This action was a response to growing concern about future wage and price inflation. As interest rates rose, bond prices declined.

Despite the increase in interest rates, investments in municipal bonds had smaller price declines than those of some alternative fixed-income investments, including Treasury bonds. A lower supply of new municipal issues, low dealer inventories and strong demand helped support tax-exempt bond prices. In addition, the specter of potential tax reform that would have negatively affected municipal bonds faded with the outcome of the November presidential and congressional elections.

The investment environment for municipal bonds was not without challenge. The yield advantage for investing in lower quality municipal bonds was at an historically low level, increasing the demand and price for the higher quality bonds the Fund invests in. Narrow spreads combined with tight supply created higher prices and lower yields for new investments. Additional uncertainty was experienced as Congress struggled to reach a balanced budget agreement, although a compromise reached later in the period encouraged municipal market investors.

The long-term benefits of investing in any municipal bond fund include tax-free income, the opportunity to diversify your fixed-income portfolio and an investment in America's infrastructure. Colonial Tax-Exempt Insured Fund continues to offer you competitive after-tax total return.

As always, we thank you for the opportunity to help meet your investment goals through the Colonial family of funds.

    Respectfully,

/s/ Harold W. Cogger
    Harold W. Cogger
    President
    July 16, 1997

                           PORTFOLIO MANAGEMENT REPORT

WILLIAM LORING is portfolio manager of Colonial Tax-Exempt Insured Fund and vice president of Colonial Management Associates, Inc.

INVESTMENT ENVIRONMENT REFLECTS ECONOMIC UNCERTAINTY
Economic reports at the beginning of the period suggested a slowdown in growth that would be reflected in lower interest rates. However, retail, housing and auto sales were all stronger than expected at the end of 1996. These reports sparked fears of potential inflation, a negative for bonds, and bond prices declined. As the economy continued its healthy pace of growth into 1997, the Federal Reserve Board raised short-term interest rates in March and bond prices declined further.

Municipal bond prices fell less than Treasury bond prices during the period. Decreased supply and increased demand for tax-exempt bonds combined to provide a relatively positive market environment. Further support for the municipal bond sector was generated by fading fears of tax reform after the presidential and congressional elections in November.

TIGHT YIELD SPREADS PRESENT INVESTMENT CHALLENGE
The yield spread, or advantage, for investing in lower quality bonds was reduced to an historically low level. This increased demand for the highest rated municipal bonds, including the insured bonds that make up close to 90% of the portfolio. Heavier demand for high quality bonds combined with a decreased supply of tax-exempt bonds overall resulted in higher prices and lower yields for newly issued bonds.

In an effort to identify bonds that were more attractively priced and that offered greater potential price gains, we looked closely at several sectors that had been "out of favor". For example, we invested selectively in California electric utility bonds. Deregulation and increased competition in the utility industry have created uncertainty nationwide, and utility bond prices have declined. In California, utilities are on the leading edge of the deregulatory wave. Several of the State's electric utilities have already diversified their businesses, cut costs and made other strategic changes that position them well for the more competitive environment ahead.

Health care is another sector that has come under pressure as a result of increased industry competition. Hospitals continue to cut costs and search for innovative ways to compete and the industry is consolidating. We look for issuers that would benefit from this trend -- smaller, community-based facilities are an example. These health care providers would be attractive merger candidates for a larger organization looking to increase their market share.

POSITIVE OUTLOOK FOR THE REMAINDER OF 1997
We are optimistic that the investment environment will improve over the months ahead. We don't believe that the Federal Reserve Board will increase interest rates further unless there is substantial evidence that the economy is growing too strongly or that inflation is increasing. Slower growth in the second quarter points to lower interest rates by year-end if this trend continues. In this environment, we have increased our investments in bonds that should benefit from declining interest rates.

             COLONIAL TAX-EXEMPT INSURED FUND INVESTMENT PERFORMANCE
                Change in Value of $10,000 from 5/31/87 - 5/31/97
                     Based on NAV and MOP for Class A Shares


AS_OF_DATE        NAV           MOP          LEHMAN MUNI BOND  IX TR
5/31/87           10000         9525             5/31/87       $10,000
8/31/87           10432.75      9937.194         8/31/87        10,422
11/30/87          10333.87      9843.012         11/30/87       10,336
2/29/88           10903.54      10385.63         2/29/88        10,975
5/31/88           10798.87      10285.93         5/31/88        10,898
8/31/88           11060.95      10535.55         8/31/88        11,139
11/30/88          11371.83      10831.67         11/30/88       11,435
2/28/89           11627.32      11075.03         2/28/89        11,656
5/31/89           12060.94      11488.05         5/31/89        12,152
8/31/89           12229.88      11648.96         8/31/89        12,362
11/30/89          12516.89      11922.33         11/30/89       12,694
2/28/90           12627.98      12028.15         2/28/90        12,852
5/31/90           12808.65      12200.24         5/31/90        13,041
8/31/90           12887.27      12275.13         8/31/90        13,156
11/30/90          13349.36      12715.27         11/30/90       13,672
2/28/91           13672.64      13023.19         2/28/91        14,036
5/31/91           14019.74      13353.8          5/31/91        14,355
8/31/91           14282.16      13603.75         8/31/91        14,707
11/30/91          14638.94      13943.59         11/30/91       15,074
2/29/92           15011.33      14298.29         2/29/92        15,438
5/31/92           15239.83      14515.94         5/31/92        15,765
8/31/92           15738         14990.45         8/31/92        16,349
11/30/92          15934.55      15177.66         11/30/92       16,586
2/28/93           16860.58      16059.7          2/28/93        17,563
5/31/93           16893.67      16091.22         5/31/93        17,651
8/31/93           17506.63      16675.06         8/31/93        18,344
11/30/93          17527.99      16695.41         11/30/93       18,425
2/28/94           17542.66      16709.38         2/28/94        18,536
5/31/94           17077.27      16266.1          5/31/94        18,087
8/31/94           17331.01      16507.79         8/31/94        18,370
11/30/94          16369.1       15591.57         11/30/94       17,457
2/28/95           17799.82      16954.33         2/28/95        18,885
5/31/95           18465.15      17588.05         5/31/95        19,735
8/31/95           18478.38      17600.66         8/31/95        19,998
11/30/95          19404.16      18482.46         11/30/95       20,756
2/29/96           19476.21      18551.09         2/29/96        20,971
5/31/96           19010.86      18107.84         5/31/96        20,636
8/31/96           19353.41      18434.12         8/31/96        21,045
11/30/96          20272.89      19309.93         11/30/96       21,976
2/28/97           20253.21      19291.19         2/28/97        22,126
5/31/97           20425.94      19455.7          5/31/97       $22,345

A $10,000 investment in Class B shares made on May 5, 1992, at net asset value
(NAV) would have been valued at $13,046 on May 31, 1997. The same investment based on contingent deferred sales charges (CDSC) would have grown to $12,846 on May 31, 1997.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index.

                          Average Annual Total Returns
                     As of 6/30/97 (Most Recent Quarter End)

-------------------------------------------------------------------------------
                           CLASS A SHARES                 CLASS B SHARES
INCEPTION                     11/20/85                        5/5/92

                          NAV            MOP           NAV            w/CDSC
-------------------------------------------------------------------------------
1 YEAR                    7.53%         2.42%         6.73%           1.73%
-------------------------------------------------------------------------------
5 YEARS                   5.93          4.90          5.14            4.81
-------------------------------------------------------------------------------
10 YEARS                  7.22          6.70           --              --
-------------------------------------------------------------------------------
SINCE INCEPTION           7.65          7.20          5.51            5.35
-------------------------------------------------------------------------------

Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charges of 5% for one year, 2% for five years and 1% since inception. Past performance cannot predict future results.

Effective 8/1/97, the Fund will also offer Class C shares.

                                               INVESTMENT PORTFOLIO
                                     MAY 31, 1997 (UNAUDITED, IN THOUSANDS)

 MUNICIPAL BONDS - 97.3%                                                              PAR          VALUE
 -------------------------------------------------------------------------------------------------------
  EDUCATION - 13.5%
   Education - 7.2%
IL Chicago Board of Education,
 Series 1992-A,
                                                  6.250%   01/01/15              $  6,000     $   6,450
MA Health and Educational Facilities:
 Harvard University, Series N,
                                                  6.250%   04/01/20                 6,760         7,444
 Northeastern University,
  Series E,
                                                  6.550%   10/01/22                 1,500         1,592
UT State Municipal Finance Co-Operative
 Local Government, Pooled Capital
 Improvement,
                                                  6.800%   05/01/12                 1,000         1,080
WV School Building Authority, Capital
 Import Revenue Bonds, Series 1990-B,
                                                  6.750%   07/01/17                    75            81
                                                                                              ---------
                                                                                                 16,647
                                                                                              ---------

   SCHOOL DISTRICT GENERAL OBLIGATIONS - 4.8%
   AZ Maricopa County School District,
    Number 8 Osborn,
                                                  7.500%   07/01/08                 1,235         1,491
   AZ Mohave County Unified High School
    District, Series B,
                                                  8.500%   07/01/06                   250           316
   CO El Paso County School District
    No. 11, Series 1996,
                                                  7.100%   12/01/18                 3,220         3,864
   GA Columbia County School District,
    Series A,
                                                  6.750%   04/01/08                 1,695         1,939
   MI Brighton Area School District,
    Series II,
                                                     (a)   05/01/17                10,340         3,360
                                                                                              ---------
                                                                                                 10,970
                                                                                              ---------

   STUDENT LOAN - 1.5%
   AL State Higher Education Loan Corp.,
    Series 1994-C,
                                                  5.850%   09/01/04                 1,000         1,035
NM State Educational Assistance
 Foundation, Series A,
                                                  6.700%   04/01/02              $    200     $     208
PA State Higher Education Assistance
 Student Loan, RIB (variable rate),
  Series 1990-B,
                                                 10.828%   03/01/20                 2,000         2,230
                                                                                              ---------
                                                                                                  3,473
                                                                                              ---------

 -------------------------------------------------------------------------------------------------------
  HEALTHCARE - 9.9%
   HOSPITALS - 8.9%
   AZ Scottsdale Industrial Development
    Authority, Scottsdale Memorial Hospital,
     Series 1987-A,
                                                  8.500%   09/01/17                   500           515
   FL North Broward Hospital District,
                                                  5.375%   01/15/24                 2,000         1,920
   IL Health Facilities Authority:
    Methodist Health Services Corp.,
     Series 1985-G,
                                                  8.000%   08/01/15                   955         1,024
     Series 1992-B, RIB (variable rate),
                                                  9.446%   05/01/21                   500           572
    Rockford Memorial Hospital, Series B,
                                                  6.750%   08/15/18                    50            54
   MA Health and Educational Facilities Authority:
    McLean Hospital, Series C,
                                                  6.625%   07/01/15                   500           538
    New England Deaconess Hospital,
      Series D,
                                                  6.875%   04/01/22                 2,500         2,713
    Valley Regional Health System,
      Series C,
                                                  7.000%   07/01/08                 1,585         1,833
   MS State Hospital Equipment and
    Facilities Authority,
    Rush Medical Foundation Project,
                                                  6.700%   01/01/18                   250           264
   NV Reno Hospital, St. Mary's Regional
    Medical Center, Series 1991-A,
                                                  6.700%   07/01/21                 1,000         1,069
   OK State Industrial Authority,
    Baptist Medical Center,
     Series C,
                                                  7.000%   08/15/04                 1,500         1,697
   TN Knox City Health Education and
    Housing Facilities,
                                                  5.250%   01/01/15                 5,000         4,850
   TX Harris County Health Facilities
    Development Corp.,
    Texas Children's Hospital, Series A,
                                                  7.000%   10/01/19                    50            54
   WI State Health & Educational
    Facilities Authority:
    Bellin Memorial Hospital, 6.625%  02/15/08(b)                                   1,000         1,110
    Waukesha Memorial Hospital:
     Series B:                                    7.250%   08/15/19                   940         1,033
                                                  7.250%   08/15/19                    60            66
     Series 1990,
                                                  7.500%   08/01/11                 1,000         1,083
                                                                                              ---------
                                                                                                 20,395
                                                                                              ---------

   NURSING HOMES - 1.0%
WA State Housing Finance Commission,
 Franciscan Elder Care Corp.,
  Series 1991,
                                                  6.875%   01/01/21(b)              2,250         2,410
                                                                                              ---------

 -------------------------------------------------------------------------------------------------------
  HOUSING - 4.4%
   MULTI-FAMILY - 2.1%
IL Onterie Center Housing Finance Corp.,
 Onterie Center Project,
  Series 1992-A,
                                                  7.050%   07/01/27                 2,000         2,102
KY State Housing Corp.,
 Series 1985-A,
                                                  8.875%   07/01/19                    80            81
MA State Housing Finance Agency,
 Series A,
                                                  6.400%   01/01/09                 2,000         2,100
MD Howard County Medical Mortgage
 Heartlands Elderly Apartments,
  Series 1985,
                                                  8.875%   12/01/10                   490           514
                                                                                              ---------
                                                                                                  4,797
                                                                                              ---------

SINGLE-FAMILY - 2.3%
AK State Housing Finance Corp.,
 Series 1990-A2,
                                                  7.000%   12/01/11                   180           190
FL Brevard County Housing Finance Authority,
 Series C,
                                                  7.000%   09/01/23                    40            42
   MA State Housing Finance Agency
    Series 21,
                                                  7.125%   06/01/25                 1,310         1,379
   MS Housing Finance Corporation Single
    Family Mortgage,
                                                  8.250%   10/15/18                 2,640         2,752
   WV State Housing Development Fund,
                                                  5.800%   05/01/17                 1,000         1,017
                                                                                              ---------
                                                                                                  5,380
                                                                                              ---------

 -------------------------------------------------------------------------------------------------------
 OTHER REVENUE - 4.4%
  JUSTICE & PUBLIC ORDER - 3.8%
  IN State Office Building Commission,
 Women's Prison,
  Series B,
                                                  6.250%   07/01/16                 8,000         8,670
                                                                                              ---------

Other Revenue - 0.6%
CA Fairs Financing Authority,
 Series 1991,
                                                  6.500%   07/01/11                 1,300         1,386
                                                                                              ---------

 -------------------------------------------------------------------------------------------------------
 PUBLIC FACILITIES IMPROVEMENT - 2.1%
CA Sacramento County,
 Public Facilities Project,
  Series 1996,
                                                  5.000%   02/01/12                 3,510         3,352
CA San Francisco Building Authority,
 San Francisco Civic Center Complex,
  Series 1996-A,
                                                  5.250%   12/01/16                 1,500         1,447
                                                                                              ---------
                                                                                                  4,799
                                                                                              ---------

 -------------------------------------------------------------------------------------------------------
 PUBLIC INFRASTRUCTURE - 2.4%
CA San Francisco Building Authority,
 San Francisco Civic Center Complex,
                                                  5.250%   12/01/21                 4,500         4,292
MI Municipal Bond Authority, Local
 Government Loan Program,
  Series 1991-C,
                                          (a)              06/15/15                 3,380         1,200
                                                                                              ---------
                                                                                                  5,492
                                                                                              ---------

 -------------------------------------------------------------------------------------------------------
 REFUNDED/ESCROW/SPECIAL OBLIGATIONS (c) - 9.7%
CA Alameda County,  Series 1985-1,
                                                  7.250%   12/01/08                 1,300         1,445
CA East Bay Municipal Utilities District,
 Series 1990,
                                                  7.500%   06/01/18                 2,500         2,769
CA Los Angeles County Transport Commission
 Sales Tax, Metropolitan Train,
  Series 1991-A,
                                                  6.750%   07/01/18                 1,000         1,104
FL Dunedin, Mease Health Care Center,
 Series 1991,
                                                  6.750%   11/15/11                   100           111
FL Hollywood Water & Sewer Revenue,
                                                  6.750%   10/01/11                    50            55
IL Chicago, Central Public Library Project,
 Series 1988-C,
                                                  6.850%   01/01/17                 1,000         1,111
IL Decatur,
                                                  6.900%   10/01/14                   250           270
IN Whitko Middle School Building
 Corporation First Mortgage, Series 1991,
                                                  6.750%   07/15/12                 1,000         1,091
MA Bay Transportation Authority:
 Certificates of Participation,
  Series 1990-A,
                                                  7.650%   08/01/15                 1,000         1,111
 General Transportation System,
  Series 1990-A,
                                                  7.625%   03/01/15                 2,000         2,202
NY New York City Municipal Finance
 Authority Water and Sewer Systems
  Series 1991-C,
                                                  7.000%   06/15/16                 1,500         1,657
NY State Dormitory Authority,
 City University System, Series 1990-F,
                                                  7.500%   07/01/20                 2,000         2,210
NY State Medical Care Facilities
 Finance Agency, St. Luke's-Roosevelt
 Hospital Center, Series 1989-B,
                                                  7.450%   02/15/29                   500           547
OK State Industrial Authority,
 Baptist Medical Center,
  Series A,
                                                  7.000%   08/15/14                   150           164
OR Portland International Airport,
                                                  7.100%   07/01/21                   950         1,132
PA Pittsburgh Water & Sewer Authority,
 Series A,
                                                  6.500%   09/01/14                   270           295
SC Charleston County Certificate
 of Participation, Series 1991,
                                                  7.100%   06/01/11                 2,000         2,222
TN Chattanooga-Hamilton County
  Series 1991-B, RIB (variable rate),
                                                  9.632%   05/25/21                 1,000         1,187
TX Austin Utilities System Revenue,
                                                  7.000%   05/15/16                 1,200         1,326
TX Colorado River Municipal Water
 District, Water Transmission Facilities,
  Series 1991-A,
                                                  6.625%   01/01/21                   250           267
                                                                                              ---------
                                                                                                 22,276
                                                                                              ---------

 -------------------------------------------------------------------------------------------------------
  RESOURCE RECOVERY - 0.7%
  SC Charleston County Solid Waste User Fee,
                                                  6.500%   01/01/09                 1,405         1,530
                                                                                              ---------

 -------------------------------------------------------------------------------------------------------
  TAX-BACKED - 12.3%
   GENERAL OBLIGATION - 6.7%
AZ Tucson,
 Series 1994-G,
                                                  7.625%   07/01/14                 3,140         3,894
CA State,
 Series 1995,
                                                 10.000%   10/01/06                 1,000         1,370
CO Highlands Ranch Metropolitan
 District No. 2, Series 1996,
                                                  6.500%   06/15/12                 1,000         1,115
DC District of Columbia
 General Obligation,  Series 1993-B1,
                                                  5.500%   06/01/09                 1,000         1,001
IL Chicago,
 Series 1995 A-2,
                                                  6.250%   01/01/14                 4,000         4,315
LA New Orleans,  Series 1991,
                                          (a)              09/01/16                 2,000           665
MD Baltimore:
                                                  7.000%   10/15/08                   300           349
                                                  7.000%   10/15/09                 1,055         1,230
NV Clark County, Series A,
                                                  7.500%   06/01/07                   350           417
NV Las Vegas-Clark County Library District,
                                                  7.500%   02/01/02                 1,000         1,111
                                                                                              ---------
                                                                                                 15,467
                                                                                              ---------
SALES & EXCISE TAX - 4.4%
FL Hillsborough County Capital
 Improvement,
                                                  5.125%   07/01/22              $  3,500     $   3,272
FL State Jacksonville Transportation
 Authority,
                                                  5.000%   07/01/13(d)              3,500         3,334
FL State Division of Bond Financing,
 Department of Natural Resources,
                                                  5.000%   07/01/13                 1,000           954
IL Metropolitan Pier & Exposition
 Authority:
  Series A,
                                                     (a)   06/15/17                 3,800         1,178
 McCormick Place Expansion
  Project, Series A,
                                                     (a)   06/15/16                 3,750         1,233
IL State Dedicated Tax,
 Civic Center, Series A,
                                                  7.000%   12/15/13                   200           216
                                                                                              ---------
                                                                                                 10,187
                                                                                              ---------

TAX ALLOCATION - 1.2%
NY State Local Government Assistance Corp.,
 Series 1993-E,
                                                  5.000%   04/01/21                 3,175         2,889
                                                                                              ---------

 -------------------------------------------------------------------------------------------------------
  TRANSPORTATION - 12.4%
   AIRPORT - 2.1%
HI State, Airport System Revenue,
 Series 2,
                                                  6.750%   07/01/21                   250           265
IL Chicago O'Hare International Airport
 Special Facility, International Terminal,
                                                  6.750%   01/01/12                   300           320
NY Albany County Airport Authority,
 Series 1997,
                                                  5.375%   12/15/17                 1,500         1,438
NY Port Authority NY/NJ,
 JFK International Air Terminal,
                                                  6.250%   12/01/08                 1,000         1,082
OR Portland International Airport,
                                                  7.100%   07/01/21                    50            55
TX Dallas-Fort Worth Regional Airport,
 Series A,
                                                  7.375%   11/01/11                 1,380         1,584
TX Houston Airport System Revenue,
 Series A,
                                                  6.750%   07/01/21                   200           211
                                                                                              ---------
                                                                                                  4,955
                                                                                              ---------

TRANSPORTATION - 8.2%
DC Metropolitan Area Transit Authority,
                                                  6.000%   07/01/10                 1,000         1,069
IL Regional Transportation Authority,
 Series C,
                                                  7.750%   06/01/20                 5,000         6,369
MA Massachusetts Bay Transportation
Authority, Series B,
                                                  5.375%   03/01/25                 5,000         4,819
MA State Port Authority,
                                                  7.500%   07/01/20                 1,000         1,081
OH Greater Cleveland Regional
 Transportation Authority,
  Series 1996,
                                                  5.600%   12/01/11                 2,000         2,025
SC State Ports Authority:
 Series 1991:
                                                  6.500%   07/01/06                   250           267
                                                  6.750%   07/01/21                 3,000         3,195
                                                                                              ---------
                                                                                                 18,825
                                                                                              ---------

TURNPIKE/TOLLROAD/BRIDGE - 2.1%
IL Chicago, Skyway Bridge,
 Series 1996,
                                                  5.375%   01/01/16                 1,250         1,202
NY Triborough Bridge & Tunnel Authority,
 Series A,
                                                  6.625%   01/01/17                   250           268
PR Commonwealth of Puerto Rico Highway
 & Transportation Authority,
  Series 1996-Y,
                                                  6.250%   07/01/12                 3,000         3,311
TX Harris County,
 Toll Road Revenue,
                                                  6.500%   08/15/11                   120           129
                                                                                              ---------
                                                                                                  4,910
                                                                                              ---------

  UTILITY - 25.5%
   INVESTOR OWNED - 5.4%
DE State Economic Development Authority,
 New Castle County Gas System,
  Series 1991-C,
                                                  7.150%   07/01/21              $  1,000     $   1,094
HI State Department of Budget & Finance,
 Hawaiian Electric Co.,
  Series A,
                                                  6.600%   01/01/25                 4,000         4,280
MI St. Clair County Economic
 Development Corp.,
 Detroit Edison Co., Series 1993-AA,
                                                  6.400%   08/01/24                 1,000         1,074
NV Clark County Pollution Control
 Nevada Power Company,  Series 1992-B,
                                                  6.600%   06/01/19                 3,500         3,789
NY New York Energy Research & Development
 Adjusted Gas Facilities,
 Brooklyn Union Gas Company Series 1989-B
                                                  6.750%   02/01/24                 2,000         2,162
                                                                                              ---------
                                                                                                 12,399
                                                                                              ---------

JOINT POWER AUTHORITY - 8.0%
CA Southern California Power Authority,
 Palo Vero Project,
  Series 1989-A,
                                                  5.000%   07/01/15                 5,500         5,129
GA Municipal Electrical Authority,
 Special Obligation, Project One,
 Fifth Cross,
                                                  6.400%   01/01/13                 1,000         1,109
MN Southern Minnesota Municipal Power
 Agency,
  Series A,
                                                  5.000%   01/01/16                 1,000           921
SC Piedmont Municipal Power Agency,
 Series 1991-A:
                                                  6.125%   01/01/07                   425           458
                                                  6.125%   01/01/07                    75            82
TX State Municipal Power Agency:
                                                     (a)   09/01/10                 5,000         2,425
                                                     (a)   09/01/11                 7,900         3,604
                                                     (a)   09/01/12                 3,000         1,286
                                                     (a)   09/01/15                 8,975         3,164
WA State Public Power Supply System,
Nuclear Project No. 2, Series A,
                                                  6.500%   07/01/05(b)(e)             200           214
                                                                                              ---------
                                                                                                 18,392
                                                                                              ---------

MUNICIPAL ELECTRIC - 6.6%
AK Anchorage:
 Series 1993,
                                                  8.000%   12/01/09                 1,000         1,255
 Series 1996,
                                                  6.500%   12/01/10                 3,075         3,429
OH Cleveland,
 Series 1996-1,
                                                  5.000%   11/15/24                 4,000         3,655
PR Puerto Rico Electric Power Authority,
 Series 1989-O,
                                                  5.000%   07/01/12                 2,900         2,708
SC State Public Service Authority,
 Series A,
                                                  6.250%   01/01/22                 3,500         3,662
SD Heartland Consumers Power District,
                                                  6.000%   01/01/09                   300           323
WA Clark County Public Utilities
 District Number 001 Electric System,
                                                  6.500%   01/01/11                   200           211
                                                                                              ---------
                                                                                                 15,243
                                                                                              ---------

WATER & SEWER - 5.5%
   CA Central Coast Water Authority,
    State Water Project Regional Facilities,
    Series 1996-A,
                                                  5.000%   10/01/22                 2,000         1,838
   FL Saint John's County Water and Sewer
    Saint Augustine Shores System,
    Series 1991-A:
                                             (a)           06/01/13                 2,600         1,072
                                             (a)           06/01/14                 1,500           579
   GA Fulton County Water and Sewer,
                                                  6.375%   01/01/14                 6,000         6,623
   IL Kankakee Sewer,
    Series 1991,
                                                  7.000%   05/01/16                 1,000         1,090
   PA Pottstown Borough Authority Sewer,
    Guaranteed Sewer Revenue, Series 1991,
                                             (a)           11/01/16                 1,000           331
   VA Loudoun County Sanitation Authority,
    Series 1992,
                                                  6.250%   01/01/16              $  1,000     $   1,056
                                                                                              ---------
                                                                                                 12,589
                                                                                              ---------

   TOTAL MUNICIPAL BONDS  (cost of $209,992)                                                    224,081
                                                                                              ---------

 OPTIONS - 0.0%                                                                  CONTRACTS
 -------------------------------------------------------------------------------------------------------
July 1997 Treasury Bond Puts:
 Strike price 107, expiration 6/20/97
                                                                                       80            11

July 1997 Treasury Bond Calls:
 Strike price 112, expiration 6/21/97
                                                                                      150            24
                                                                                              ---------

TOTAL OPTIONS (cost of $112)                                                                         35
                                                                                              ---------

TOTAL INVESTMENTS - 97.3% (cost of $210,104)(f)                                                 224,116
                                                                                              ---------

 SHORT-TERM OBLIGATIONS - 2.8%                                                       PAR
 -------------------------------------------------------------------------------------------------------
  VARIABLE RATE DEMAND NOTES (g)
FL Pinellas County Health Facilities
 Authority,
  Series 1985,
                                                  4.100%   12/01/15                   700           700
IL State Educational Facilities Authority,
                                                  3.950%   12/01/25                   900           900
IL State Health Facilities Authority,
 Franciscan Sisters Health Corp.,
  Series 1992,
                                                  4.150%   01/01/18                   200           200
IN Portage Economic Development Revision,
  Pedcor Investments, Series A,
                                                  4.050%   08/01/30                   900           900
MI Farmington Hills Hospital
 Finance Authority,
 Botsford General Hospital, Series 1991-B,
                                                  4.100%   02/15/16                   100           100
NY Niagara Mohawk Series 1985-A,
                                                  4.200%   07/01/15                 1,000         1,000
NY State Energy Research & Development
 Authority, Niagara Mohawk Power Corp.,
  Series B,
                                                  4.250%   07/01/27                 2,600         2,600
                                                                                              ---------

TOTAL SHORT-TERM OBLIGATIONS                                                                      6,400
                                                                                              ---------

 OTHER ASSETS & LIABILITIES, NET - (0.1)%                                                     $    (289)
 -------------------------------------------------------------------------------------------------------

 NET ASSETS - 100.0%                                                                          $  230,227
                                                                                              ==========

   NOTES TO INVESTMENT PORTFOLIO:
 -------------------------------------------------------------------------------------------------------

(a) Zero coupon bond.
(b) These securities, or a portion thereof, with a total market value of $3,682, are being used to collateralize the delayed delivery purchase indicated in note (d) below.
(c) The Fund has been informed that the issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(d) This security has been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement time.
(e) This security, or a portion thereof, with a total market value of $26, is being used to collateralize open calls on futures.
(f) Cost for federal income tax purposes is the same.
(g) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of May 31, 1997.

       ACRONYM                                    NAME
-----------------------              -----------------------------------
         RIB                               Residual Interest Bond


                       SUMMARY OF SECURITIES BY INSURER
                                                    % of
       Insurer                                   Net Assets
       -------                                   ----------
Municipal Bond Insurance Agency                               30.9
AMBAC Indemnity Corporation                                   30.6
Financial Guarantee Insurance Company                         19.6
Uninsured Securities                                          12.1
Financial Security Assurance                                   3.7
Capital Guarantee Insurance Company                            1.1
Bond Investment Guarantee Insurance                            1.1
Connie Lee Insurance Company                                   0.9
                                                             -----
                                                             100.0
                                                             =====


 See notes to financial statements.

                                   STATEMENT OF ASSETS & LIABILITIES

                                         MAY 31, 1997 (UNAUDITED)

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $210,104)                                                       $ 224,116
Short-term obligations                                                                         6,400
                                                                                           ---------
                                                                                             230,516
Receivable for:
  Interest                                                                  $  4,376
  Investments sold                                                             3,290
  Fund shares sold                                                               266
Other                                                                            100           8,032
                                                                            --------      ---------
    Total Assets                                                                             238,548

LIABILITIES
Payable for:
  Investments purchased                                                        6,678
  Distributions                                                                  909
  Fund shares repurchased                                                        719
Accrued:
  Deferred Trustees fees                                                           4
Other                                                                             11
                                                                            --------
    Total Liabilities                                                                          8,321
                                                                                           ---------

NET ASSETS                                                                                 $ 230,227
                                                                                           =========

Net asset value & redemption price per share -
  Class A ($189,410/23,122)                                                                    $8.19
                                                                                           =========

Maximum offering price per share - Class A
  ($8.19/0.9525)                                                                               $8.60(a)
                                                                                           =========

Net asset value & offering price per share -
  Class B ($40,817/4,983)                                                                      $8.19(b)
                                                                                           =========

COMPOSITION OF NET ASSETS
Capital paid in                                                                            $ 219,162
Undistributed net investment income                                                               93
Accumulated net realized loss                                                                 (3,040)
Net unrealized appreciation                                                                   14,012
                                                                                           ---------
                                                                                           $ 230,227
                                                                                           =========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                                       STATEMENT OF OPERATIONS
                                FOR THE SIX MONTHS ENDED MAY 31, 1997
                                             (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Interest                                                                            $  7,036

EXPENSES
Management fee                                                         $    661
Service fee                                                                 296
Distribution fee - Class B                                                  158
Transfer agent                                                              193
Bookkeeping fee                                                              46
Trustees fee                                                                 12
Custodian fee                                                                 7
Audit fee                                                                    19
Legal fee                                                                     4
Registration fee                                                             15
Reports to shareholders                                                       7
Other                                                                        16        1,434
                                                                       --------     --------
       Net Investment Income                                                           5,602
                                                                                    --------


NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                                             2,214
  Closed futures contracts                                                  (33)
                                                                       --------
      Net Realized Gain                                                                2,181
Net unrealized appreciation (depreciation)
during the period on:
  Investments                                                            (6,326)
  Open futures contracts                                                     45
                                                                       --------
      Net Unrealized Loss                                                             (6,281)
                                                                                    --------
            Net Loss                                                                  (4,100)
                                                                                    --------
Net Increase in Net Assets from Operations                                          $  1,502
                                                                                    ========

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                                   (UNAUDITED)

                                               SIX MONTHS
                                                  ENDED          YEAR ENDED
(in thousands)                                    MAY 31         NOVEMBER 30
                                               ------------      -----------
INCREASE (DECREASE) IN NET ASSETS                  1997              1996
Operations:
Net investment income                            $   5,602         $  12,766
Net realized gain                                    2,181             1,722
Net unrealized depreciation                         (6,281)           (4,024)
                                                 ---------         ---------
    Net Increase from Operations                     1,502            10,464
Distributions:
From net investment income - Class A                (4,798)          (10,994)
From net investment income - Class B                  (874)           (1,979)
                                                 ---------         ---------
                                                    (4,170)           (2,509)
                                                 ---------         ---------
Fund Share Transactions:
Receipts for shares sold - Class A                   3,662            12,464
Value of distributions reinvested - Class A          2,888             6,488
Cost of shares repurchased - Class A               (20,425)          (51,021)
                                                 ---------         ---------
                                                   (13,875)          (32,069)
                                                 ---------         ---------
Receipts for shares sold - Class B                     602             3,033
Value of distributions reinvested - Class B            505             1,129
Cost of shares repurchased - Class B                (4,169)           (9,160)
                                                 ---------         ---------
                                                    (3,062)           (4,998)
                                                 ---------         ---------
    Net Decrease from
      Fund Share Transactions                      (16,937)          (37,067)
                                                 ---------         ---------
        Total Decrease                             (21,107)          (39,576)

NET ASSETS
Beginning of period                                251,334           290,910
                                                 ---------         ---------
End of period (including undistributed net
  investment income of $93 and $63,
  respectively)                                  $ 230,227         $ 251,334
                                                 =========         =========

NUMBER OF FUND SHARES
Sold - Class A                                         448             1,521
Issued for distributions reinvested - Class A          352               791
Repurchased - Class A                               (2,499)           (6,241)
                                                 ---------         ---------
                                                    (1,699)           (3,929)
                                                 ---------         ---------
Sold - Class B                                          74               370
Issued for distributions reinvested - Class B           62               138
Repurchased - Class B                                 (511)           (1,119)
                                                 ---------         ---------
                                                      (375)             (611)
                                                 ---------         ---------

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                            MAY 31, 1997 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
In the opinion of management of Colonial Tax-Exempt Insured Fund (the Fund), a series of Colonial Trust IV, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
-------------------------------------------------------------------------------
ORGANIZATION: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in insured municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees. Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
-------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each fund's pro rata portion of the combined average net assets of the Fund, Colonial Tax-Exempt Fund, and Colonial High Yield Municipal Fund as follows:

     Average Net Assets                    Annual Fee Rate
     ------------------                    ---------------
     First $1 billion                           0.60%
     Next $2 billion                            0.55%
     Next $1 billion                            0.50%
     Over $4 billion                            0.45%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective January 1, 1997, and continuing through calendar year 1997, the Transfer Agent fee will be reduced 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the six months ended May 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $4,138 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $71,921 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
-------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the six months ended May 31, 1997, purchases and sales of investments, other than short-term obligations were $40,043,021 and $58,006,708, respectively.

Unrealized appreciation (depreciation) at May 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

     Gross unrealized appreciation                $   14,264,474
     Gross unrealized depreciation                      (252,569)
                                                  --------------
             Net unrealized appreciation          $   14,011,905
                                                  ==============

CAPITAL LOSS CARRYFORWARDS: At November 30, 1996, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

             Year of                               Capital loss
           expiration                              carryforward
           ----------                             --------------
              2002                                $    3,002,000

Of the loss carryforwards expiring in 2002, $310,000 was acquired in the merger with Liberty Financial Insured Municipal Fund. The availability may be limited in a given year.

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: The Fund has greater than 10% of its net assets at May 31, 1997, invested in California and Massachusetts.

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5.  LINE OF CREDIT
-------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended May 31, 1997.

                                             FINANCIAL HIGHLIGHTS

   Selected data for a share of each class outstanding throughout each period are as follows:
                                            (Unaudited)
                                          Six months ended                                  Year ended
                                               May 31                                      November 30
                                    -------------------------------               ----------------------------
                                                1997                                           1996
                                    Class A                Class B                 Class A            Class B
                                    --------               --------               --------            --------
Net asset value -
   Beginning of period              $  8.330               $  8.330               $  8.380            $  8.380
                                    --------               --------               --------            --------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income                  0.198                  0.168                  0.403               0.342
Net realized and
  unrealized gain (loss)              (0.138)                (0.138)                (0.045)             (0.045)
                                    --------               --------               --------            --------
   Total from Investment
      Operations                       0.060                  0.030                  0.358               0.297
                                    --------               --------               --------            --------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
From net investment income            (0.200)                (0.170)                (0.408)             (0.347)
                                    --------               --------               --------            --------
Net asset value -
   End of period                    $  8.190               $  8.190               $  8.330            $  8.330
                                    ========               ========               ========            ========
Total return (a)                       0.75%(b)               0.38%(b)               4.48%               3.70%
                                    ========               ========               ========            ========

RATIOS TO AVERAGE NET ASSETS
Expenses                               1.08%(c)(d)            1.83%(c)(d)            1.05%(c)            1.80%(c)
Net Investment income                  4.85%(c)(d)            4.10%(c)(d)            4.92%(c)            4.17%(c)
Portfolio turnover                       17%(b)                 17%(b)                 25%                 25%
Net assets at end
 of period (000)                    $189,410               $ 40,817               $206,713            $ 44,621


(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b) Not annualized.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(d) Annualized.

                 FINANCIAL HIGHLIGHTS - CONT.

   Selected data for a share of each class outstanding throughout each period are as follows:

                             Year ended November 30
   --------------------------------------------------------------------------
               1997                                           1996
   Class A                Class B                 Class A            Class B
   --------               --------               --------            --------

   $  7.450               $  7.450               $  8.420            $  8.420
   --------               --------               --------            --------


      0.418                  0.359                  0.439               0.378

      0.935                  0.935                 (0.977)             (0.977)
   --------               --------               --------            --------

      1.353                  1.294                 (0.538)             (0.599)
   --------               --------               --------            --------



     (0.423)                (0.364)                (0.432)             (0.371)
   --------               --------               --------            --------

   $  8.380               $  8.380               $  7.450            $  7.450
   ========               ========               ========            ========
      18.55%                 17.68%                 (6.61)%             (7.31)%
   ========               ========               ========            ========


       1.05%(c)               1.80%(c)               1.05%               1.80%
       5.20%(c)               4.45%(c)               5.44%               4.69%
         31%                    31%                    36%                 36%

   $240,894               $ 50,016               $198,909            $ 45,801

             FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                          Year ended November 30
                                    --------------------------------------------------------------------------
                                                1997                                           1996
                                    Class A                Class B                 Class A            Class B
                                    --------               --------               --------            --------
Net asset value -
   Beginning of period              $  8.080               $  8.080               $  7.880            $  7.910
                                    --------               --------               --------            --------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income                  0.456                  0.395                  0.480               0.240
Net realized and
unrealized gain                        0.338                  0.338                  0.200               0.170
                                    --------               --------               --------            --------
   Total from Investment
      Operations                       0.794                  0.733                  0.680               0.410
                                    --------               --------               --------            --------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
From net
  investment income                   (0.454)                (0.393)                (0.480)             (0.240)
                                    --------               --------               --------            --------
Net asset value -
   End of period                    $  8.420               $  8.420               $  8.080            $  8.080
                                    ========               ========               ========            ========
Total return (b)                       10.00%                  9.20%                  8.85%              5.23%(c)
                                    ========               ========               ========            ========

RATIOS TO AVERAGE NET ASSETS
Expenses                                1.07%                  1.82%                  1.10%              1.85%(d)
Net investment income                   5.44%                  4.69%                  5.97%              5.22%(d)
Portfolio turnover                        12%                    12%                     7%                 7%
Net assets at end
of period (000)                     $241,610               $ 46,035               $217,782            $ 16,519

(a) Class B shares were initially offered on May 5, 1992. Per share amounts reflect activity from that date.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Not annualized.
(d) Annualized.

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE
COLONIAL CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ..........      press 1

For account information ...........................................      press 2

To speak to a Colonial representative .............................      press 3

For yield and total return information ............................      press 4

For duplicate statements or new supply of checks ..................      press 5

To order duplicate tax forms and year-end statements ..............      press 6
(February through May)

To review your options at any time during your call ...............      press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 1 a.m. to 2:00 p.m. ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any Colonial fund, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the payable date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

COLONIAL RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B, Class C or Class D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Tax-Exempt Insured Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial Tax-Exempt Insured Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Tax-Exempt Insured Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[logo] COLONIAL
       MUTUAL FUNDS

       Mutual Funds for
       Planned Portfolios

                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C. S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1997
                      A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            TI-03/764D-0597 M (7/97)